Ex 10.1

       Yi Wan Maple Leaf High Technology Agriculture Developing Ltd. Co.

             Management and Administrative Staff Employment Contract

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Cheng Wanming is now engaged by Yi Wan Maple Leaf High Technology
Agriculture Developing Ltd. Co. to work in the position of President.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from December Month 10 Date 1998 Year to
December Month 10 Date 2001 Year. Three Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

December Month_10___Date__1998__Year

The Employee /s/___________
December Month__10__Date__1998__Year

        Yi Wan Maple Leaf High Technology Agriculture Developing Ltd. Co.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 1996-01

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. You Yingliu is now engaged by Yi Wan Maple Leaf High Technology Agriculture
Developing Ltd. Co. to work in the position of Vice-President.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from December Month 10 Date 1996 Year to
December Month 10 Date 2001 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

December Month_10___Date__1996__Year

The Employee /s/___________
December Month__10__Date__1996__Year

        Yi Wan Maple Leaf High Technology Agriculture Developing Ltd. Co.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 1996-03

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Ma Haidong is now engaged by Yi Wan Maple Leaf High Technology Agriculture
Developing Ltd. Co. to work in the position of Director of the Production
Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from December Month 10 Date 1996 Year to
December Month 10 Date 2001 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

December Month_10___Date__1996__Year

The Employee /s/___________
December Month__10__Date__1996__Year

        Yi Wan Maple Leaf High Technology Agriculture Developing Ltd. Co.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 1996-04

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Li Bingquan is now engaged by Yi Wan Maple Leaf High Technology Agriculture
Developing Ltd. Co. to work in the position of Director of the Sales Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from December Month 10 Date 1996 Year to
December Month 10 Date 2001 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

December Month_10___Date__1996__Year

The Employee /s/___________
December Month__10__Date__1996__Year

        Yi Wan Maple Leaf High Technology Agriculture Developing Ltd. Co.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 1996-02

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Hu Xiaohua is now engaged by Yi Wan Maple Leaf High Technology Agriculture
Developing Ltd. Co. to work in the position of Director of the Technology
Development Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from December Month 10 Date 1996 Year to
December Month 10 Date 2001 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

December Month_10___Date__1996__Year

The Employee /s/___________
December Month__10__Date__1996__Year